UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

6/30

Date of reporting period:  6/30/11

Item 1.  Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

June 30, 2011

Altegris Managed Futures Strategy Fund

A Series of Northern Lights Fund Trust

Annual Report

Class A (MFTAX)
Class C (MFTCX)
Class I (MFTIX)

ADVISED BY
Altegris Advisors, LLC
1200 Prospect Street
Suite 550
La Jolla, CA 92037

SUB-ADVISED BY
J.P. Morgan Investment Management Inc.
270 Park Avenue
New York, NY 10017

877.772.5838 www.altegrismutualfunds.com

ALTEGRIS MANAGED FUTURES STRATEGY FUND

Annual Shareholder Letter (for the period ended June 30, 2011)

FUND STRATEGY AND PERFORMANCE

Fund Strategy

The Altegris Managed Futures Strategy Fund (“the Fund”) is designed to capture returns related to trends in the futures markets by allocating a portion of its assets to a Managed Futures strategy comprised of investments in securities or other instruments whose returns are derived from managed futures strategies and programs (collectively, “managed futures securities”)11. To implement the Managed Futures strategy, Altegris Advisors, the Fund’s investment adviser, utilizes asset allocation and investment manager selection skills to allocate managed futures securities investments between two primary Managed Futures sub-strategies – trend following and specialized.  A proxy for the performance of the managed futures asset class category is the Altegris 40 Index.  The Altegris 40 Index tracks the asset-weighted monthly performance of the 40 largest managed futures managers who report to the Altegris database.  Trend following strategies typically represent approximately 75% of the Index performance.

The Fund may allocate up to 25% of its total assets to the Managed Futures strategy by investing in a wholly-owned subsidiary, AMFS Fund Limited, which in turn invests in underlying managed futures securities selected by Altegris Advisors with the aim of providing aggregate exposure to the selected managed futures sub-strategies and programsas if 100% of the Fund’s net assets were invested in such sub-strategies and programs.  Such exposure is achieved primarily through investments in financial futures and commodity futures contracts. Of the Fund’s assets allocated to the Managed Futures strategy, amounts allocated among sub-strategies may vary between 60-100% for trend following and 0-40% for specialized sub-strategies.  The other approximately 75% of Fund assets are allocated to a Fixed Income strategy.  From inception through May 16, 2011, the Fixed Income strategy was managed by the Fund’s former sub-adviser, Rodney Square Management Corporation (“Rodney Square”), a Wilmington Trust Company.  On May 16, 2011, Wilmington Trust was acquired by another company, which resulted in the automatic termination of the Fund’s sub-advisory agreement with Rodney Square. On June 29th, 2011, the Fund engaged J.P. Morgan Investment Management Inc. as its new sub-adviser to managed the Fixed Income strategy. During the interim period from May 16 through June 28, 2011, Altegris Advisors managed the Fund’s assets allocated to the Fixed Income strategy. For a summary description of the Fixed Income strategy employed during the period, please refer to the Altegris Fixed Income and Strategy Summary referenced herein.

1 The Managed Futures strategy is designed to capture returns related to trends in the commodity and financial futures markets by currently investing primarily in securities of limited partnerships, corporations, limited liability companies and other types of pooled investment vehicles (collectively, "Underlying Funds").  Each Underlying Fund invests according to a managed futures sub-strategy in one or a combination of (i) options, (ii) futures, (iii) forwards or (iv) spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices.  From inception through the period ending June 31, 2011, the Fund pursued its Managed Futures strategy by investing in various classes of managed futures securities issued by Alternative Strategies Limited, a non-affiliated Cayman company.

Fund Performance & Market Commentary

The Fund’s inception date was August 26, 2010 with an initial NAV of $10.00.  On September 1, 2010, the Fund made its initial investment in managed futures securities providing exposure to a single managed futures sub-strategy and program.  From September 1 through September 26, 2010, performance for the Fund was entirely derived from this single investment allocation as the Fund was in its early investment stage.  As additional capital accumulated, the Fund invested in additional managed futures securities, culminating in exposure to five different managed futures sub-strategies and programs as of October 1, 2010.  Given the small initial managed futures securities allocation, returns were modestly positive for the majority of September.  Additional allocations in October provided positive contributions through year end as managers of the sub-strategies and programs were largely positioned for an economic recovery.  Managed futures returns were largely derived from inflationary forces, including rallies in gold, commodity and stock index futures thanks in large part to the U.S. Federal Reserve’s implementation of Quantitative Easing II (“QE2”) during the fourth quarter of 2010.

However, due to the Fund’s progressive exposure to the Managed Futures strategy during this ramp up period, the September and October monthly returns of 0.3% and 2.3% respectively, underperformed the Altegris 40 Index returns of 1.8% and 3.9%.  The Fund’s fully invested portfolio delivered returns of -2.8% and 5.3% in November and December respectively, compared to -3.5% and 4.3% for the Altegris 40 Index.  From inception through December 31, 2010, the Fund’s Class A share class (MFTAX) was up 5% (inclusive of distributions) and the Fund’s Class I (institutional) share class (MFTIX) was up 5.1% (inclusive of distributions).

The second half of the fiscal year was far more volatile.  From January 1, 2011 through June 30, 2011, MFTAX was down -8.13% (inclusive of distributions) and MFTIX was down -8.02% (inclusive of distributions).  Extraneous global shocks including unrest in Egypt and Libya coupled with Japan’s devastating earthquake/tsunami and subsequent radiation fears led to significant reversals across multiple futures markets during the first quarter of 2011.  While much of the volatile price action during the first quarter could be attributed to event driven risk, there were few signs that this volatility would end.

Given the potential for more volatile returns going forward, Altegris Advisors tactically realigned the Fund’s allocations to managed futures securities, and in turn its exposure to managers of underlying managed futures sub-strategies and programs.  The adjustment began in March and reflected a move from the Fund’s previous sub-strategy allocation to 85% trend following and 15% specialized, to a 75% trend following and 25% specialized allocation mix.   With the overarching aim of reducing volatility, the adviser determined that an increased allocation to WNTN Class22 was merited given that exposure to the sub-strategy provided by this managed futures security had the best risk/reward characteristics of all trend-predominant managed futures sub-strategies and programs.  Managed futures securities represented by the Altis Class, Welton Class and Abraham Class exhibited the highest volatility profile, and given the likelihood of increasingly volatile returns for the securities exposed to these managed futures sub-strategies and programs, Altegris Advisors’ portfolio management team reduced the Fund’s allocations to these securities.  Lastly, the portfolio management team increased exposure to QIM Class to increase the overall diversification benefits represented by the specialized sub-strategy component of the Fund.  Please see Figure 1 below for initial as well as fiscal year end allocations.

2 Each of the WNTN, Altis, QIM, Abraham and Welton classes are managed futures securities issued by Alternative Strategies Limited, a non-affiliated Cayman company, in which the Funds wholly-owned subsidiary, AMFS Fund Limited, invests in order to pursue its Managed Futures strategy.

The concerns by Altegris Advisors’ portfolio management team regarding continued market volatility proved correct as poor economic data out of the U.S., inflation in China as well as Eurozone sovereign debt woes created significant market uncertainty. This uncertainty created an unbalanced 2nd quarter of 2011 which was full of significant commodity reversals, the resumption of declines in U.S. treasury yields, and steep currency price moves.  In fact, very few trends were present, and the potential for trend following managers to get whipsawed was abundant because, by definition, trend following systems in particular are reactive, responding to sustained trends in the prices of futures contracts.

The tactical portfolio changes were beneficial overall, but were not wholly prohibitive of losses.  For the second half of the year, managed futures securities investments represented by the Altis Class, Welton Class and Abraham Class underperformed the Altegris 40 Index, with the bulk of negative performance contributed by the Altis Class.  WNTN Class was the only standout among the trend following sub-strategy investments, achieving a modestly positive return despite the difficult environment for managed futures.

The Fund’s specialized sub-strategy allocation represented by its allocation to the QIM Class security unfortunately did not provide the diversification benefits it had in the past.  QIM Class was the Fund’s worst performing managed futures securities allocation for the quarter, with its most significant losses coming from exposure to silver futures and stock indices. QIM Class’ losses are not unique among specialized sub-strategies and programs, particularly those with a short-term systematic focus.  Several managers in this space reported to us that market prices have been so heavily influenced by non-market participants (e.g. government intervention a la QE1, QE2, etc.) that the behavioral tendencies which many of the short-term systematic models are designed to detect are falling short, as exhibited by the performance of these managers through fiscal year end.

Reviewing these time periods in aggregate, the Fund underperformed relative to the Altegris 40 Index.  For the first half of the fiscal year, the adviser believes this was due primarily to the September and October 2010 ramp up period during which the Fund was under allocated in its exposure to the Managed Futures strategy.  For the second half of the year, the adviser attributes underperformance primarily to the underperformance of the managers of the sub-strategies and programs to which the Fund was exposed through managed futures securities investments.  Specifically, from inception through June 30, 2011, MFTAX was down -3.58% (inclusive of distributions) with a June 30, 2011 NAV of $9.61.  Since inception, MFTIX was down -3.34% (inclusive of distributions) with a June 30, 2011 NAV of $9.63. By comparison, the Altegris 40 Index was up an estimated 2.55% from September 1, 2010 through June 30, 2011.  On February 1, 2011, the Fund also launched a C Share Class (MFTCX).  From February 1, 2011 through June 30, 2011, Class C was down -8.93% with a June 30, 2011 NAV of $9.59.  While underperformance is frustrating, the Adviser believes that it is important to consider that, due to the concentrated nature of the Fund’s investments in managed futures securities, the outperformance or underperformance of individual managed futures sub-strategies and programs managers can be quite impactful to portfolio returns.

Outlook

The second half of the Fund’s first fiscal year has clearly been difficult.  Markets continue to be dominated by a push and pull between growth (reflation) and now possibly stagflation.  Concerns related to emerging market inflation, Europe’s Sovereign Debt Crisis, and the sluggish economic recovery in the U.S. and the untenable U.S. political system are weighing heavily on futures markets.  In the meantime, managed futures managers are adjusting positions at the margin, and it appears that the long economy or risk on trade may be abating.  While past performance of any asset class is not necessarily an indicator of its future performance, managed futures as an asset class has proven its ability over time to react to such market changes due to the diversified nature and ability of managed futures managers to go both long and short.   As the Fund’s adviser continues to adjust itsexposure to managed futures sub-strategies and programs, as managed futures program managers make their own strategy adjustments, and as the markets continue to waver, returns for managed futures sub-strategies and programs in general, as well as for the Fund, may remain volatile.

Figure1. Managed Futures Securities Exposure*

HOLDINGS**	MANAGER & PROGRAM	SUB-STRATEGY	12/31/10 ALLOCATION***	06/30/11 ALLOCATION***
WNTN CLASS	Winton Capital Management – Diversified Trading Program	Trend Following	25%	35%
ALTIS CLASS	Altis Partners (Jersey) Limited – Global Futures Portfolio	Trend Following	20%	10%
WELTON CLASS	Welton Investment Corporation – Global Directional Portfolio	Trend Following	20%	15%
ABRAHAM CLASS	Abraham Trading Company – Diversified Program	Trend Following	20%	15%
QIM CLASS	Quantitative Investment Management– Global Program	Specialized	15%	25%

The portfolio holdings, investment strategies, and allocations are presented to illustrate examples of the managed futures securities that the Fund has bought and the diversity of areas in which the Fund may invest, and may not be representative of the Fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice. The Fund also holds fixed income securities, cash, and cash equivalents which are excluded from the allocation of assets shown above.

* Fund holdings are classes of Alternative Strategies Limited.

** Managed futures exposures are subject to change at any time. The percentage of net assets excludes fixed income securities, cash and cash equivalents. The Fund invests in each of the above through a wholly-owned subsidiary with the aim of providing aggregate exposure to the holdings selected by Altegris Advisors as if 100% of the Fund’s Net Assets were invested in the selected holdings. Reference to the specific holdings should not be construed as a recommendation by the Fund or its Adviser.

*** As a percentage of Managed Futures strategy allocation, excluding cash, cash equivalents and Fixed Income strategy securities.

ALTEGRIS MANAGED FUTURES STRATEGY FUND PERFORMANCE OVERVIEW

Figure 2.

Fund Performance

August 26, 2010 – June 30th, 2011

	Q1 2011	Q2 2011	2011 YTD	Q4 2010	ANNUALIZED RETURN		SINCE INCEPTION*
					1-Year	3-Year
Class A (NAV)	-2.87%	-5.41%	-8.13%	4.64%	NA	NA	-3.58%
Class A (max load)**	-8.47%	-10.85%	-13.42%	-1.36%	NA	NA	-9.12%
Class I (NAV)	-2.87%	-5.31%	-8.02%	4.77%	NA	NA	-3.34%
Class C (NAV)***	-3.61%	-5.52%	-8.93%	NA	NA	NA	-8.93%
BofA Merrill Lynch 3 Month T-Bill Index	0.05%	0.04%	0.09%	0.04%	NA	NA	0 ..13%*

*The inception date of Class A and Class I is 08/26/10; the inception date of Class C is 02/01/11. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.Please note that the performance of the BofA Merrill Lynch 3 Month T-Bill Index is shown as of the 08/26/10, the inception date of Class A and Class I of the Fund.

** The maximum sales charge (load) for Class A is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. See prospectus for more information. The Fund’s adviser has contractually agreed to reduce fees and absorb expenses of the Fund until at least December 31, 2011. This agreement may be terminated by the Fund’s Board of Trustees on 60 days written notice to the adviser.

*** Inception date for Class C shares is 02/01/11. Please note that the performance of the BofA Merrill Lynch 3 Month T-Bill Index is for the quarter in its entirety.

Figure 3.

Fund Allocation

As of June 30th, 2011

Allocation and Position Transparency reflect aggregate of margin used in futures contracts and sectors relative to managed futures securities comprising the Managed Futures strategy and do not reflect fixed income securities, cash, or cash equivalents relative to the Fixed Income strategy. Sector allocations and positions held may vary depending on market conditions and may not be representative of the Fund’s current or future allocations. Portfolio positions are subject to change and should not be considered investment advice.

Figure 4.

Fund Performance by Sector

Since Inception Through June 30th, 2011

Allocation and Position Transparency reflect aggregate of margin used in futures contracts and sectors relative to managed futures securities comprising the Managed Futures strategy and do not reflect fixed income securities, cash, or cash equivalents relative to the Fixed Income strategy. Sector allocations and positions held may vary depending on market conditions and may not be representative of the Fund’s current or future allocations.  Portfolio positions are subject to change and should not be considered investment advice.

Figure 5.

Position Transparency (Top Positions by Asset Class)

Quarter Ending June 30th, 2011

Asset Class	Long/Short	%Margin Allocation
COMMODITIES
Gold	Long	5.55%
Wheat	Long	2.35%
EQUITIES
S&P 500 E-mini	Long	5.33%
DAX	Long	2.09%
FIXED INCOME
EURO DLRS	Long	4.05%
LIF 3M EURIBOR	Long	3.82%
CURRENCIES
Indonesian Rupiah	Long	4.27%
Thai Bhat	Short	2.98%

* Allocation and Position Transparency reflect aggregate of margin used in futures contracts and sectors relative to managed futures securities comprising the Managed Futures strategy and do not reflect fixed income securities, cash, or cash equivalents relative to the Fixed Income strategy. Sector allocations and positions held may vary depending on market conditions and may not be representative of the Fund’s current or future allocations.  Portfolio positions are subject to change and should not be considered investment advice.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until December 31, 2011, to ensure that the net annual fund operating expenses will not exceed 2.00% for Class A, 2.75% for Class C, and 1.75% for Class I. Without these waivers, the Fund’s total annual operating expenses would be higher, subject to possible recoupment from the Fund in future years. Please review the Financial Highlights section herein and the Fund’s Prospectus for more detail on expenses and the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. See page 2 for Index descriptions. For performance information current to the most recent month-end, please call toll-free (877) 772-5838.

ALTEGRIS FIXED INCOME STRATEGY SUMMARY

The Fixed Income strategy is designed to generate interest income and capital appreciation with the objective to diversify the returns under the Managed Futures strategy.  The Fixed Income strategy is not leveraged and will invest in primarily investment grade fixed income securities.   The Fund defines these securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or if unrated, determined to be of comparable quality.  Types of investable securities include, but are not limited to, securities issued by the US Government, marketable debt securities issues by US Government sponsored enterprises, Certificates of Deposit, Time Deposits and Bankers Acceptances of banks or trusts incorporated under the laws of the United States, Commercial Paper of any corporation incorporated under the laws of the United States with a credit rating of at least A-1 and/or P-1, and overnight repurchase obligations collateralized over 100%. The Fixed Income strategy portfolio maintains an average maturity that ranges between short-term (less than 1 year) and intermediate-term (4-7 years) and adheres to portfolio restrictions including, but not limited to, 50% of the portfolio maintaining maturities of 30 days or less, a limit on Commercial Paper of no more than 50%, a maximum investment in repurchase obligations of 10% as well as a maximum maturity of 2 years for any single issue.

1722-NLD-8/11/2011

Altegris Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2011

The fund's performance figures* for the period ending June 30, 2011, compared to its benchmarks:
Since Inception
August 26, 2010
Altegris Managed Futures Strategy Fund - Class A	-3.58%
Altegris Managed Futures Strategy Fund - Class A with load	-9.12 **
Altegris Managed Futures Strategy Fund - Class I	-3.34%
Altegris Managed Futures Strategy Fund - Class C	-8.93% ***
Bank of America Merrill Lynch 3-Month Treasury Bill Index ****	0.13%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-877-772-5838

** Fund retrun is calculated using the maximum sales charge of 5.75%.
*** Inception date is February 1, 2011 for Class C shares.
**** Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.

***** Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by type of investment	% of Net Assets
U.S Government Agency Obligations	47.5%
Commercial Paper	26.2%
Futures	0.0%
Options	0.0%
Other, Cash & Cash Equivalents	26.3%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund's holdings.

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2011

Principal Amount ($)				Yield (a)	Maturity	Value

	NOTES AND BONDS - 1.3%
	U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.3%
10,000,000	Federal Home Loan Banks (b)			0.2500	6/29/2012	$ 9,998,000
	TOTAL NOTES AND BONDS (Cost - $9,998,594)

	COMMERCIAL PAPER - 26.2%
13,499,000	Credit Agricole			0.1100	7/1/2011	13,499,000
11,000,000	Erste Finance Delaware LLC (c)			0.1600	7/7/2011	10,999,707
25,000,000	General Electric Capital Corp.			0.0500	7/1/2011	25,000,000
6,500,000	Gotham Funding Corp. (c)			0.1600	7/27/2011	6,499,249
15,000,000	Gotham Funding Corp. (c)			0.1700	7/29/2011	14,998,016
5,000,000	ING US Funding LLC			0.1200	7/15/2011	4,999,767
15,000,000	ING US Funding LLC			0.1400	7/29/2011	14,998,367
20,000,000	Liberty Street Funding LLC (c)			0.1200	7/25/2011	19,998,400
5,000,000	Mizuho Funding (c)			0.2000	7/5/2011	4,999,889
3,000,000	Mizuho Funding (c)			0.1900	7/5/2011	2,999,936
16,000,000	Norinchukin Bank			0.2100	7/29/2011	16,000,000
25,000,000	Sumitomo Mitsui Banking Corp. (c)			0.1400	7/7/2011	25,000,000
25,000,000	UBS Finance Delaware, LLC			0.0500	7/7/2011	24,999,792
16,000,000	Working Capital Management Co. (c)			0.1900	7/5/2011	15,999,662
	TOTAL COMMERCIAL PAPER - (Cost - $200,991,785)					200,991,785

	DISCOUNT AGENCY NOTES - 46.2%
	U.S. GOVERNMENT AGENCY OBLIGATIONS - 46.2% (b)
17,300,000	Federal National Mortgage Association			0.0100	7/20/2011	17,299,908
31,000,000	Federal National Mortgage Association			0.0050	7/5/2011	30,999,983
25,000,000	Federal National Mortgage Association			0.0500	9/28/2011	24,996,910
18,200,000	Federal National Mortgage Association			0.0600	10/3/2011	18,197,149
36,000,000	Federal National Mortgage Association			0.0850	11/23/2011	35,989,920
25,000,000	Federal National Mortgage Association			0.1200	12/21/2011	24,989,250
46,500,000	Federal National Mortgage Association			0.1280	12/28/2011	46,479,075
37,100,000	Federal Home Loan Banks			0.0100	7/15/2011	37,099,856
5,000,000	Federal Home Loan Banks			0.1200	12/21/2011	4,999,675
25,000,000	Federal Home Loan Mortgage Corp.			0.0700	11/9/2011	24,993,500
22,649,000	Federal Home Loan Mortgage Corp.			0.0096	8/12/2011	22,648,207
65,904,000	Federal Farm Credit			0.0100	7/1/2011	65,904,000
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS - (Cost - $354,580,259)					354,597,433

No Of
Contracts	PURCHASED CALL OPTIONS - 0.0%
18	NASDAQ 100 E-MINI				Jul-11	216
2	S&P 500 FUTR OPTN				Jul-11	200
4	S&P 500 FUTR OPTN				Sep-11	2,950
	TOTAL CALL OPTIONS - (Cost - $ 14,830)					3,366

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2011

						Value

	TOTAL INVESTMENTS - 73.7% (Cost - $565,585,468) (d)					$ 565,590,584
	OTHER ASSETS LESS LIABILITIES - 26.3%					202,107,682
	NET ASSETS - 100.0%					$ 767,698,266

(a)	Represents annualized yield at date of purchase for discount securities, and coupon for coupon based securities.
(b)	Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal
	National Mortgage Association, Federal Home Loan Banks, Federal Farm Credit and the Federal Home Loan Mortgage Corporation
	currently operate under a federal conservatorship.
(c)

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011 these securities amounted to  $101,494,859 or 13.3% of net assets.

(d)	Represents cost for financial reporting and federal tax purposes. The unrealized appreciation (depreciation) of securities for
	federal tax purposes is as follows:
					Unrealized Appreciation:	$ 17,306
					Unrealized Depreciation:	(12,190)
					Net Unrealized Depreciation:	$ 5,116

	STATEMENT OF FINANCIAL FUTURES
				Notional	Notional
No. of				Value at	Value at	Unrealized
Contracts	Name		Expiration	Trade date (a)	June 30, 2011 (a)	Gain/(Loss)
	AUSTRALIAN DOLLAR DENOMINATED
400	90-DAY BANK BILL		Dec-11	$ 423,685,021	$ 423,794,068	$ 109,047
51	90-DAY BANK BILL		Jun-12	53,999,411	54,018,878	19,467
261	90-DAY BANK BILL		Mar-12	276,399,721	276,503,002	103,281
53	90-DAY BANK BILL		Sep-11	56,144,918	56,153,861	8,943
111	AUST 10Y BOND		Sep-11	12,676,216	12,622,297	(53,919)
191	AUST 3YR BOND		Sep-11	21,165,653	21,169,644	3,991
(44)	EURO/AUD X-RATE		Sep-11	(6,444,094)	(6,432,085)	12,009
(70)	GBP/AUD		Sep-11	(14,500,225)	(14,176,293)	323,932
(10)	SPI 200		Sep-11	(1,209,468)	(1,233,298)	(23,830)
				821,917,153	822,420,074	502,921
	CANADIAN DOLLAR DENOMINATED
67	AUD/CAD X-RATE		Sep-11	14,259,747	14,270,708	10,961
74	BANK ACCEPT		Dec-11	18,880,501	18,914,781	34,280
19	BANK ACCEPT		Jun-12	4,844,224	4,841,706	(2,518)
29	BANK ACCEPT		Mar-12	7,393,632	7,401,261	7,629
61	BANK ACCEPT		Sep-11	15,589,007	15,610,909	21,902
384	CAN 10YR BOND		Sep-11	49,922,099	49,420,967	(501,132)
2	CANOLA (WCE)		Jan-12	25,215	23,234	(1,981)
2	CANOLA (WCE)		Mar-12	24,885	23,405	(1,480)
6	CANOLA (WCE)		Mar-12	73,127	68,831	(4,296)
(6)	CANOLA (WCE)		Mar-12	(70,127)	(68,831)	1,296
20	EURO/CAD X-RT		Sep-11	2,918,611	2,903,674	(14,937)
(34)	GBP/CAD		Sep-11	(6,939,693)	(6,839,086)	100,607
7	S&P/TSX 60 IX		Sep-11	1,091,974	1,107,619	15,645
				108,013,202	107,679,178	(334,024)
Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2011
				Notional	Notional
No. of				Value at	Value at	Unrealized
Contracts	Name		Expiration	Trade date (a)	June 30, 2011 (a)	Gain/(Loss)
	EURO DENOMINATED
5	2YR EURO SWAPNOTE		Sep-11	$ 777,575	$ 777,452	$ (123)
130	3MO EURO EURIBOR		Dec-11	46,195,432	46,172,337	(23,095)
1,137	3MO EURO EURIBOR		Jun-12	404,287,753	403,730,188	(557,565)
147	3MO EURO EURIBOR		Mar-12	52,221,738	52,192,734	(29,004)
189	3MO EURO EURIBOR		Sep-11	67,240,136	67,211,949	(28,187)
(4)	5YR EUR SWAPNOTE		Sep-11	(666,860)	(662,857)	4,003
(56)	AMSTERDAM IDX		Jul-11	(5,442,760)	(5,518,301)	(75,541)
122	CAC40 10 EURO		Jul-11	6,973,091	7,040,706	67,615
89	DAX INDEX		Sep-11	23,526,776	23,850,116	323,340
(17)	EURO BUXL 30Y BND		Sep-11	(2,592,870)	(2,538,807)	54,063
20	EURO STOXX 50		Sep-11	827,267	826,034	(1,233)
(40)	EURO STOXX BANK		Sep-11	(456,284)	(463,194)	(6,910)
271	EURO-BOBL		Sep-11	45,918,742	45,816,430	(102,312)
542	EURO-BUND		Sep-11	98,860,192	98,628,334	(231,858)
1,082	EURO-SCHATZ		Sep-11	168,893,772	168,766,314	(127,458)
(10)	FTSE/MIB IDX		Sep-11	(1,438,127)	(1,465,645)	(27,518)
(5)	IBEX 35 INDX		Jul-11	(718,356)	(744,895)	(26,539)
13	MAIZE		Aug-11	227,935	216,805	(11,130)
(3)	MAIZE		Nov-11	(42,346)	(41,766)	580
10	MDAX INDEX		Sep-11	775,234	795,435	20,201
(4)	MILL WHEAT EURO		Jan-12	(56,323)	(54,383)	1,940
(5)	MILL WHEAT EURO		Mar-12	(72,003)	(69,338)	2,665
(3)	MILL WHEAT EURO		Nov-11	(40,243)	(40,134)	109
10	RAPESEED EURO		Aug-11	350,060	318,863	(31,197)
7	RAPESEED EURO		Feb-12	235,748	218,382	(17,366)
12	RAPESEED EURO		Nov-11	407,307	373,934	(33,373)
1	TecDAX STOCK IND		Sep-11	12,653	12,965	312
				906,205,239	905,349,658	(855,581)
	HONG KONG DOLLAR DENOMINATED
(17)	H-SHARES IDX		Jul-11	(1,359,223)	(1,376,616)	(17,393)
(87)	HANG SENG IDX		Jul-11	(12,227,781)	(12,537,176)	(309,395)
(12)	MINI HSI IDX		Jul-11	(339,163)	(345,853)	(6,690)
				(13,926,167)	(14,259,645)	(333,478)
	JAPANESE YEN DENOMINATED
17	10YR MINI JGB		Sep-11	2,978,302	2,977,954	(348)
19	3MO EUROYEN TFX		Dec-11	5,878,041	5,876,179	(1,862)
31	3MO EUROYEN TFX		Jun-12	9,585,294	9,585,526	232
45	3MO EUROYEN TFX		Mar-12	630,884,558	630,884,434	(124)
44	3MO EUROYEN TFX		Sep-11	13,607,064	13,604,441	(2,623)
37	AUD/JPY X-RAT		Sep-11	7,827,905	7,850,099	22,194
16	AUSTL $/Yen X-RATE		Sep-11	3,326,565	3,394,638	68,073
(13)	BRITISH GBP/JPY		Sep-11	(2,651,626)	(2,604,821)	46,805
3	CORN (TGE)		Jan-12	51,279	48,337	(2,942)
4	CORN (TGE)		Mar-12	70,487	65,938	(4,549)
8	CORN (TGE)		May-12	142,366	134,111	(8,255)
(1)	CRUDE OIL TCOM		Aug-11	(32,088)	(33,621)	(1,533)
2	CRUDE OIL TCOM		Oct-11	68,278	67,527	(751)

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2011
				Notional	Notional
No. of				Value at	Value at	Unrealized
Contracts	Name		Expiration	Trade date (a)	June 30, 2011 (a)	Gain/(Loss)
	JAPANESE YEN DENOMINATED (Continued)			.
12	EURO/JAPANESE Yen		Sep-11	$ 1,734,161	$ 1,735,800	$ 1,639
29	EURO/JPY		Sep-11	5,227,426	5,243,111	15,685
4	GASOLINE TCOM		Nov-11	165,430	161,321	(4,109)
10	GASOLINE TCOM		Oct-11	423,572	408,453	(15,119)
35	GOLD TCOM		Apr-12	1,733,975	1,699,169	(34,806)
8	GOLD TCOM		Aug-11	394,775	387,786	(6,989)
11	GOLD TCOM		Dec-11	551,974	533,205	(18,769)
17	GOLD TCOM		Feb-12	853,699	824,677	(29,022)
8	GOLD TCOM		Oct-11	395,084	387,686	(7,398)
116	JPN 10Y BOND (TSE)		Sep-11	202,832,423	203,086,395	253,972
(3)	KEROSENE TCOM		Dec-11	(121,351)	(125,534)	(4,183)
(2)	KEROSENE TCOM		Jan-12	(83,950)	(84,136)	(186)
(3)	KEROSENE TCOM		Nov-11	(119,327)	(124,342)	(5,015)
23	NIKKEI 225 (OSE)		Sep-11	2,865,269	2,803,625	(61,644)
(112)	NIKKEI 225 (SGX)		Sep-11	(6,787,705)	(6,822,741)	(35,036)
41	NIKKEI 225 MINI		Sep-11	489,629	499,777	10,148
22	NZD/JPY		Sep-11	3,579,767	3,616,783	37,016
(22)	PLATINUM TCOM		Apr-12	(621,320)	(615,405)	5,915
(7)	PLATINUM TCOM		Dec-11	(195,637)	(194,855)	782
(10)	PLATINUM TCOM		Feb-12	(281,331)	(279,171)	2,160
1	RED BEANS (TGE)		Sep-11	11,808	11,619	(189)
(6)	RUBBER TCOM		Nov-11	(137,909)	(135,439)	2,470
(1)	RUBBER TCOM		Oct-11	(22,592)	(22,741)	(149)
(2)	SILVER TCOM		Apr-12	(22,294)	(22,393)	(99)
6	SOYBEANS (TGE)		Feb-12	37,267	36,934	(333)
(5)	SUGAR RAW (TGE)		Mar-12	(27,210)	(29,618)	(2,408)
23	SWISS FRANC/JAP Yen		Sep-11	5,439,102	5,468,496	29,394
(30)	TOPIX INDX		Sep-11	(3,038,779)	(3,163,481)	(124,702)
				887,012,381	887,135,723	123,342
	MALAYSIAN RINGGIT DENOMINATED
1	CRUDE PALM OIL		Sep-11	28,297	25,433	(2,864)
				28,297	25,433	(2,864)

	NEW ZEALAND DOLLAR DENOMINATED
(5)	AUD/NZD X-RAT		Sep-11	(1,070,912)	(1,070,166)	746
(27)	GBP/NZD		Sep-11	(5,618,182)	(5,457,452)	160,730
4	NEW ZEAL 3MO BILL		Dec-11	83,010,074	83,010,316	242
3	NEW ZEAL 3MO BILL		Mar-12	81,945,387	81,945,307	(80)
3	NEW ZEAL 3MO BILL		Sep-11	2,471,108	2,471,269	161
				160,737,475	160,899,274	161,799

	NORWEGIAN KRONE DENOMINATED
(8)	EURO/NOK X-RT		Sep-11	$ (1,160,229)	$ (1,162,735)	$ (2,506)
				(1,160,229)	(1,162,735)	(2,506)

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2011
				Notional	Notional
No. of				Value at	Value at	Unrealized
Contracts	Name		Expiration	Trade date (a)	June 30, 2011 (a)	Gain/(Loss)
	REPUBLIC OF KOREA WON DENOMINATED
39	KOSPI2 INX		Sep-11	5,079,801	5,051,936	(27,865)
(199)	US DOLLAR		Jul-11	(2,020,650)	(1,993,635)	27,015
				3,059,151	3,058,301	(850)
	SINGAPORE DOLLAR DENOMINATED
(7)	MSCI SING IX ETS		Jul-11	(402,312)	(410,712)	(8,400)
				(402,312)	(410,712)	(8,400)
	SOUTH AFRICAN RAND DENOMINATED
(27)	FTSE/JSE TOP 40		Sep-11	(1,090,618)	(1,138,186)	(47,568)
(3)	WHEAT SAF		Sep-11	(62,495)	(64,150)	(1,655)
7	WHITE MAIZE-SAF		Sep-11	183,446	187,686	4,240
				(969,667)	(1,014,650)	(44,983)
	SWEDISH KRONA DENOMINATED
14	EURO/SWED KRONA		Sep-11	2,032,970	2,033,389	419
5	OMXS30 IND		Jul-11	87,621	88,095	474
				2,120,591	2,121,484	893
	SWISS FRANC DENOMINATED
(24)	BRITISH GBP/SWISS FRANC		Sep-11	(4,888,022)	(4,815,921)	72,101
(21)	EURO/SWISS FRANC		Sep-11	(3,036,947)	(3,040,552)	(3,605)
16	Euro CHF 3MO LIFFE		Jun-12	4,728,552	4,738,696	10,144
34	Euro CHF 3MO LIFFE		Dec-11	10,069,967	10,087,935	17,968
20	Euro CHF 3MO LIFFE		Mar-12	5,907,336	5,929,320	21,984
42	Euro CHF 3MO LIFFE		Sep-11	12,455,944	12,469,063	13,119
10	SWISS FED BND		Sep-11	1,667,730	1,661,352	(6,378)
(12)	SWISS MKT IX		Sep-11	(866,611)	(883,579)	(16,968)
				26,037,949	26,146,314	108,365
	UK POUNDS DENOMINATED
289	90DAY STERLING		Dec-11	57,196,519	57,278,730	82,211
462	90DAY STERLING		Jun-12	91,512,213	91,570,847	58,634
294	90DAY STERLING		Mar-12	58,221,562	58,303,092	81,530
290	90DAY STERLING		Sep-11	57,443,413	57,524,681	81,268
(4)	COCOA LI		Dec-11	(117,733)	(129,002)	(11,269)
10	COCOA LI		Jul-11	292,229	313,676	21,447
(7)	COCOA LI		Mar-12	(218,337)	(227,102)	(8,765)
(115)	COCOA LI		Sep-11	(3,383,121)	(3,660,806)	(277,685)
49	EURO/BRITISH GBP		Sep-11	6,990,761	7,099,825	109,064
36	EURO/GBP		Sep-11	6,479,462	6,520,247	40,785
(26)	FTSE 100 IDX		Sep-11	(2,425,359)	(2,463,573)	(38,214)
228	LONG GILT		Sep-11	44,271,638	43,975,910	(295,728)
(7)	FEED WHEAT		Nov-11	(205,350)	(176,479)	28,871
				316,057,897	315,930,046	(127,851)
	US DOLLAR DENOMINATED
4	5YR SWAP		Sep-11	437,953	434,375	(3,578)
606	90DAY EURO		Dec-11	150,051,163	150,195,826	144,663
1,358	90DAY EURO		Jun-12	336,577,913	336,968,301	390,388
606	90DAY EURO		Mar-12	150,062,747	150,209,951	147,204
473	90DAY EURO		Sep-11	117,066,839	117,307,977	241,138
509	AUD CURRENCY		Sep-11	53,620,782	54,086,340	465,558
(170)	BP CURRENCY		Sep-11	(17,107,386)	(17,054,187)	53,199

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2011
				Notional	Notional
No. of				Value at	Value at	Unrealized
Contracts	Name		Expiration	Trade date (a)	June 30, 2011 (a)	Gain/(Loss)
	US DOLLAR DENOMINATED (CONTINUED)
68	BRAZIL REAL		Sep-11	4,159,605	4,297,260	137,655
8	BRENT CRUDE		Aug-11	1,250,350	899,840	(350,510)
11	BRENT CRUDE		Dec-11	1,265,370	1,240,800	(24,570)
4	BRENT CRUDE		Feb-12	452,280	451,200	(1,080)
6	BRENT CRUDE		Jan-12	693,500	676,920	(16,580)
8	BRENT CRUDE		Nov-11	922,900	901,760	(21,140)
(7)	BRENT CRUDE		Oct-11	(650,570)	(787,990)	(137,420)
23	BRENT CRUDE		Sep-11	2,654,580	2,585,430	(69,150)
(23)	CAD CURRENCY		Sep-11	(2,260,599)	(2,382,340)	(121,741)
11	CATTLE FEEDER		Aug-11	767,900	759,413	(8,487)
10	CATTLE FEEDER		Oct-11	691,150	696,125	4,975
11	CATTLE FEEDER		Sep-11	763,313	764,088	775
(1)	CBOE VIX		Aug-11	(20,200)	(18,750)	1,450
64	CHF CURRENCY		Sep-11	9,545,322	9,525,600	(19,722)
(5)	COCOA		Dec-11	(149,460)	(158,550)	(9,090)
(9)	COCOA		Mar-12	(271,050)	(288,630)	(17,580)
47	COCOA		Sep-11	1,417,190	1,480,970	63,780
(3)	COFF ROBUSTA 10tn		Nov-11	(69,220)	(75,750)	(6,530)
(18)	COFF ROBUSTA 10tn		Sep-11	(420,170)	(449,640)	(29,470)
(27)	COFFEE 'C'		Dec-11	(2,655,506)	(2,723,625)	(68,119)
1	COFFEE 'C'		Mar-12	92,475	101,850	9,375
(30)	COFFEE 'C'		Sep-11	(2,902,537)	(2,988,000)	(85,463)
(1)	COPPER		Mar-12	(104,975)	(107,638)	(2,663)
19	COPPER		Sep-11	2,000,179	2,034,188	34,009
143	CORN		Dec-11	4,789,887	4,436,575	(353,312)
92	CORN		Mar-12	3,142,500	2,910,650	(231,850)
13	CORN		May-12	462,038	415,350	(46,688)
57	CORN		Sep-11	2,041,875	1,846,800	(195,075)
(51)	COTTON NO.2		Dec-11	(3,141,270)	(3,024,045)	117,225
17	COTTON NO.2		Mar-12	1,047,135	931,770	(115,365)
2	DJIA INDEX		Sep-11	242,340	246,900	4,560
23	DJIA MINI e-CBOT		Sep-11	1,351,827	1,419,675	67,848
(35)	DOLLAR INDEX		Sep-11	(2,616,700)	(2,612,225)	4,475
(9)	E-MINI CRUDE OIL		Nov-11	(430,050)	(436,725)	(6,675)
(12)	E-MINI CRUDE OIL		Oct-11	(587,425)	(579,000)	8,425
(20)	E-MINI CRUDE OIL		Sep-11	(989,788)	(959,500)	30,288
(11)	E-MINI NATURAL GAS		Aug-11	(120,863)	(120,313)	550
(8)	E-MINI NATURAL GAS		Oct-11	(89,700)	(88,600)	1,100
(12)	E-MINI NATURAL GAS		Sep-11	(132,088)	(131,850)	238
27	EURO E-MINI		Sep-11	2,427,363	2,444,851	17,488
482	EURO FX CURR		Sep-11	87,358,419	87,290,200	(68,219)
18	FCOJ-A		Nov-11	479,685	482,220	2,535
456	FCOJ-A		Sep-11	12,409,200	12,797,640	388,440
18	FED FUND 30DAY		Aug-11	7,491,787	7,491,599	(188)
(8)	GAS OIL (ICE)		Aug-11	(697,375)	(743,600)	(46,225)
7	GAS OIL (ICE)		Oct-11	691,300	654,500	(36,800)
33	GAS OIL (ICE)		Sep-11	3,111,900	3,077,250	(34,650)
52	GASOLINE RBOB		Aug-11	6,213,481	6,484,733	271,252

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2011
				Notional	Notional
No. of				Value at	Value at	Unrealized
Contracts	Name		Expiration	Trade date (a)	June 30, 2011 (a)	Gain/(Loss)
	US DOLLAR DENOMINATED (CONTINUED)
1	GASOLINE RBOB		Oct-11	$ 117,361	$ 117,521	$ 160
(2)	GASOLINE RBOB		Sep-11	(125,131)	(246,070)	(120,939)
397	GOLD 100 OZ		Aug-11	60,368,256	59,661,160	(707,096)
13	GOLD 100 OZ		Dec-11	1,967,250	1,956,500	(10,750)
7	GOLD 100 OZ		Oct-11	1,056,880	1,052,660	(4,220)
(29)	HEATING OIL		Aug-11	(3,478,052)	(3,588,593)	(110,541)
(3)	HEATING OIL		Nov-11	(376,551)	(377,546)	(995)
8	HEATING OIL		Oct-11	1,003,346	1,000,742	(2,604)
28	HEATING OIL		Sep-11	3,444,559	3,482,842	38,283
144	JPN YEN CURR		Sep-11	22,424,373	22,379,400	(44,973)
23	JPN YEN E-MIN		Sep-11	1,790,369	1,787,244	(3,125)
(27)	LEAN HOGS		Aug-11	(989,265)	(990,090)	(825)
85	LEAN HOGS		Oct-11	3,022,790	2,931,650	(91,140)
(60)	LIVE CATTLE		Aug-11	(2,662,082)	(2,661,000)	1,082
13	LIVE CATTLE		Dec-11	629,000	624,000	(5,000)
42	LIVE CATTLE		Oct-11	1,979,670	1,968,960	(10,710)
(3)	LME COPPER		Dec-11	(690,113)	(707,776)	(17,663)
16	LME COPPER		Jun-12	3,778,835	3,765,600	(13,235)
5	LME COPPER		Nov-11	1,139,750	1,179,438	39,688
5	LME COPPER		Oct-11	1,168,075	1,179,188	11,113
25	LME COPPER		Sep-11	5,675,950	5,867,400	191,450
13	LME LEAD		Oct-11	851,425	871,813	20,388
39	LME LEAD		Sep-11	2,655,190	2,621,044	(34,146)
(29)	LME NICKEL		Dec-11	(3,866,133)	(4,077,342)	(211,209)
(4)	LME NICKEL		Oct-11	(551,052)	(562,368)	(11,316)
(17)	LME NICKEL		Sep-11	(2,281,429)	(2,389,554)	(108,125)
(34)	LME PRI ALUM		Dec-11	(2,167,662)	(2,171,750)	(4,088)
14	LME PRI ALUM		Jun-12	956,131	907,725	(48,406)
43	LME PRI ALUM		Mar-12	2,866,432	2,768,125	(98,307)
18	LME PRI ALUM		Nov-11	1,196,152	1,144,800	(51,352)
(81)	LME PRI ALUM		Sep-11	(5,212,820)	(5,125,275)	87,545
56	LME PRI ALUM		Sep-11	3,665,038	3,655,750	(9,288)
(6)	LME TIN		Aug-11	(826,645)	(780,450)	46,195
(2)	LME TIN		Oct-11	(252,620)	(260,620)	(8,000)
(6)	LME TIN		Sep-11	(782,460)	(781,260)	1,200
(2)	LME ZINC		Jul-11	(112,783)	(117,400)	(4,617)
(8)	LME ZINC		Oct-11	(452,000)	(474,250)	(22,250)
(36)	LME ZINC		Sep-11	(2,141,420)	(2,128,275)	13,145
(21)	LUMBER		Jul-11	(580,789)	(565,719)	15,070
(153)	LUMBER		Sep-11	(4,032,456)	(4,358,970)	(326,514)
258	MEXICAN PESO		Sep-11	10,887,517	10,942,425	54,908
80	MILK		Aug-11	3,066,426	3,051,200	(15,226)
60	MILK		Oct-11	2,150,860	2,139,600	(11,260)
75	MILK		Sep-11	2,787,131	2,766,000	(21,131)
23	MSCI TAIWAN INDEX		Jul-11	673,125	681,260	8,135
(126)	NASDAQ 100 E-MINI		Sep-11	(5,672,297)	(5,848,920)	(176,623)
(1)	NASDAQ 100		Sep-11	(221,250)	(232,100)	(10,850)
(4)	NATURAL GAS		Apr-12	(181,040)	(187,080)	(6,040)

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2011
				Notional	Notional
No. of				Value at	Value at	Unrealized
Contracts	Name		Expiration	Trade date (a)	June 30, 2011 (a)	Gain/(Loss)
	US DOLLAR DENOMINATED (CONTINUED)
(66)	NATURAL GAS		Aug-11	$ (2,862,836)	$ (2,886,840)	$ (24,004)
(9)	NATURAL GAS		Dec-11	(417,780)	(426,510)	(8,730)
2	NATURAL GAS		Feb-12	103,560	96,780	(6,780)
(6)	NATURAL GAS		Jan-12	(282,120)	(290,640)	(8,520)
(15)	NATURAL GAS		Nov-11	(676,360)	(682,950)	(6,590)
(80)	NATURAL GAS		Oct-11	(3,503,980)	(3,545,600)	(41,620)
(46)	NATURAL GAS		Sep-11	(2,099,410)	(2,020,780)	78,630
263	NEW ZEALAND $		Sep-11	21,292,830	21,652,790	359,960
8	NIKKEI 225 (CME)		Sep-11	390,700	396,000	5,300
23	NORWEGIAN KRONE		Sep-11	8,464,480	8,511,380	46,900
(4)	OAT		Dec-11	(69,900)	(69,400)	500
(2)	OAT		Sep-11	(34,088)	(34,100)	(12)
4	PALLADIUM		Sep-11	317,909	304,260	(13,649)
(11)	PLATINUM		Oct-11	(935,265)	(949,355)	(14,090)
5	POLISH ZLOTY		Sep-11	906,210	905,250	(960)
3	RED WHEAT MGE		Sep-11	135,575	119,250	(16,325)
(9)	ROUGH RICE (CBOT)		Nov-11	(268,820)	(273,060)	(4,240)
(12)	ROUGH RICE (CBOT)		Sep-11	(357,260)	(356,280)	980
6	Russell 2000 Mini		Sep-11	451,030	495,240	44,210
4	S&P 500		Sep-11	1,272,250	1,315,500	43,250
21	S&P MID 400 EMINI		Sep-11	1,961,290	2,050,650	89,360
487	S&P500 EMINI		Sep-11	31,273,069	32,032,425	759,356
43	SA RAND CURR (CME)		Sep-11	3,147,038	3,144,375	(2,663)
(43)	SGX S&P CNX NIFTY		Jul-11	(472,935)	(486,115)	(13,180)
10	SILVER		Sep-11	1,809,577	1,741,600	(67,977)
6	SOYBEAN		Aug-11	412,038	389,850	(22,188)
64	SOYBEAN		Jan-12	4,366,175	4,173,600	(192,575)
(2)	SOYBEAN		Nov-11	(55,744)	(129,400)	(73,656)
(7)	SOYBEAN MEAL		Aug-11	(237,180)	(234,150)	3,030
(11)	SOYBEAN MEAL		Dec-11	(374,804)	(363,990)	10,814
23	SOYBEAN MEAL		Jan-12	828,740	764,750	(63,990)
(5)	SOYBEAN MEAL		Oct-11	(167,990)	(165,250)	2,740
18	SOYBEAN MEAL		Sep-11	639,460	600,300	(39,160)
26	SOYBEAN OIL		Aug-11	893,424	861,432	(31,992)
(3)	SOYBEAN OIL		Dec-11	(102,952)	(101,070)	1,882
(23)	SOYBEAN OIL		Jan-12	(805,512)	(778,596)	26,916
(4)	SOYBEAN OIL		Oct-11	(137,820)	(133,656)	4,164
12	SOYBEAN OIL		Sep-11	411,192	399,240	(11,952)
20	SUGAR #11 (WORLD)		Mar-12	552,619	575,904	23,285
29	SUGAR #11 (WORLD)		May-12	803,914	811,675	7,761
236	SUGAR #11 (WORLD)		Oct-11	6,818,863	6,962,189	143,326
568	US 10YR NOTE		Sep-11	70,020,571	69,482,376	(538,195)
873	US 2YR NOTE (CBT)		Sep-11	191,226,343	191,487,094	260,751
336	US 5YR NOTE (CBT)		Sep-11	40,000,609	40,049,625	49,016
58	US LONG BOND (CBT)		Sep-11	7,322,332	7,135,813	(186,519)
13	US ULTRA BOND (CBT)		Sep-11	1,668,469	1,641,250	(27,219)
(144)	WHEAT (CBT)		Dec-11	(5,760,450)	(4,734,000)	1,026,450

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2011
				Notional	Notional
No. of				Value at	Value at	Unrealized
Contracts	Name		Expiration	Trade date (a)	June 30, 2011 (a)	Gain/(Loss)
	US DOLLAR DENOMINATED (CONTINUED)
(9)	WHEAT (CBT)		Mar-12	$ (380,600)	$ (312,975)	$ 67,625
(112)	WHEAT (CBT)		Sep-11	(4,121,623)	(3,439,800)	681,823
(22)	WHEAT (KCB)		Dec-11	(876,838)	(806,575)	70,263
(17)	WHEAT (KCB)		Sep-11	(615,888)	(601,163)	14,725
11	WHITE SUGAR (LIF)		Dec-11	356,470	356,730	260
10	WHITE SUGAR (LIF)		Mar-12	323,240	321,500	(1,740)
19	WHITE SUGAR (LIF)		Oct-11	641,205	636,785	(4,420)
(109)	WTI CRUDE		Aug-11	(10,548,878)	(10,400,780)	148,098
(6)	WTI CRUDE		Dec-11	(590,630)	(585,180)	5,450
(3)	WTI CRUDE		Feb-12	(300,420)	(295,140)	5,280
(5)	WTI CRUDE		Jan-12	(484,920)	(489,800)	(4,880)
89	WTI CRUDE		Jun-12	8,901,890	8,891,990	(9,900)
43	WTI CRUDE		Mar-12	4,811,810	4,247,540	(564,270)
(12)	WTI CRUDE		Nov-11	(1,174,900)	(1,164,480)	10,420
(44)	WTI CRUDE		Oct-11	(4,185,140)	(4,246,000)	(60,860)
(81)	WTI CRUDE		Sep-11	(7,614,210)	(7,772,760)	(158,550)
				1,398,010,786	1,398,468,356	457,570

	TOTAL FUTURES			$ 4,612,741,746	$ 4,612,386,099	$ (355,647)

(a)	Notional amounts are the underlying reference amounts to stock exchange indices, equities and foreign currencies upon
	which the fair value of the futures contracts traded by the Fund are based. While notional amounts do not represent
	the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts,
	the underlying price changes in relation to the variables specified by the notional amounts affect the fair value of these
	derivative financial instruments.

		Long Exposure	Long Exposure	Short Exposure	Short Exposure
		Notional Amounts*	No. of Contracts	Notional Amounts*	No. of Contracts

	Futures	$ 4,831,657,924	18,084	$ (218,916,178)	(3,172)

*	Notional values as set forth in the Statement of Financial Futures does not purport to represent economic value at
	risk by the Fund. The Fund is fully at risk for approximately its $141,500,000 investment in ASL. The investment
	in ASL is represented by the derivatives and a portion of the cash positions shown in the Statement of Assets and Libilities.

Contracts	WRITTEN PUT OPTIONS				Maturity	Value
(18)	NASDAQ 100 E-MINI				Jul-11	$ (450)
(2)	S&P 500 FUTR OPTN				Jul-11	(400)
(4)	S&P 500 FUTR OPTN				Sep-11	(6,400)
	TOTAL WRITTTEN PUT OPTIONS (Proceeds $29,235)					$ (7,250)

Altegris Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011

ASSETS
Investment securities:
At cost	$ 565,585,468
At value	$ 565,590,584
Cash	151,267,150
Segregated cash at broker	51,269,643
Foreign currency, at value (cost $3,749,844)	3,798,698
Receivable for futures contracts	2,335,267
Receivable for Fund shares sold	2,928,300
Interest receivable	301
Unrealized appreciation on forward foreign currency exchange contracts	522,773
Prepaid expenses and other assets	86,752
TOTAL ASSETS	777,799,468

LIABILITIES
Investment advisory fees payable	840,750
Payable for futures contracts	6,022,910
Fees payable to other affiliates	1,530,063
Payable for Fund shares repurchased	889,873
Incentive fees payable	60,275
Payable for futures variation margin	175,607
Unrealized depreciation on forward foreign currency exchange contracts	289,149
Distribution (12b-1) fees payable	77,578
Options written, at value (proceeds $29,235)	7,250
Accrued expenses and other liabilities	207,747
TOTAL LIABILITIES	10,101,202
NET ASSETS	$ 767,698,266

Composition of Net Assets:
Paid in capital	$ 809,911,268
Accumulated net investment loss	(5,325,267)
Accumulated net realized loss from security transactions	(36,841,667)
Net unrealized depreciation of investments and foreign currency	(46,068)
NET ASSETS	$ 767,698,266

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 368,154,815
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	38,292,392
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a)(b)	$ 9.61
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (c)	$ 10.20

Class C Shares:
Net Assets	$ 11,001,735
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,146,810
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.59

Class I Shares:
Net Assets	$ 388,541,716
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	40,341,880
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.63

For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.
(a)
(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.

Altegris Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period Ended June 30, 2011(a)

INVESTMENT INCOME
Interest	$ 621,839

EXPENSES
Advisor fees	4,315,886
Management fees	2,294,552
Incentive fees	2,512,105
Distribution (12b-1) fees:
Class A	255,653
Class C	18,778
Administrative services fees	522,746
Transfer agent fees	150,579
Professional fees	121,595
Interest expenses	92,926
Trustees fees and expenses	84,200
Accounting services fees	60,849
Non 12b-1 shareholder servicing fees	56,658
Organization expenses	48,952
Registration fees	47,766
Printing and postage expenses	19,937
Compliance officer fees	18,901
Custodian fees	18,399
Other expenses	136,158
TOTAL EXPENSES	10,776,640
Less: Fees waived by the Advisor	(96,247)
NET EXPENSES	10,680,393

NET INVESTMENT LOSS	(10,058,554)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Security transactions	130,835
Options contracts purchased	(27,446)
Foreign currency transactions	(38,658)
Futures contracts	(36,089,004)
Options contracts written	52,745
Forward foreign currency exchange contracts	(739,304)
Net Realized Gain/(Loss)	(36,710,832)

Net change in unrealized appreciation (depreciation) on:
Security transactions	16,580
Options contracts purchased	(11,464)
Foreign currency translations	48,854
Futures contracts	(355,647)
Options contracts written	21,985
Forward foreign currency exchange contracts	233,624
Net Change in Appreciation/(Depreciation)	(46,068)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(36,756,900)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (46,815,454)

(a)	The Altegris Managed Futures Strategy Fund, Class A and Class I commenced operations on August 26, 2010. Class C shares commenced operations on February 1, 2011.

Altegris Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
June 30, 2011 (a)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (10,058,554)
Net realized loss on investments and foreign currency	(36,710,832)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(46,068)
Net decrease in net assets resulting from operations	(46,815,454)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(139,795)
Class I	(549,497)
From net realized gains
Class A	(1,611)
Class I	(5,754)
Total distributions to shareholders	(696,657)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	412,072,594
Class C	11,782,909
Class I	457,103,607
Net asset value of shares issued in reinvestment of distributions:
Class A	114,465
Class I	330,611
Redemption fee proceeds:
Class A	5,892
Class C	50
Class I	15,588
Payments for shares redeemed:
Class A	(23,190,555)
Class C	(228,897)
Class I	(42,795,887)
Net increase from shares of beneficial interest transactions	815,210,377

NET INCREASE IN NET ASSETS	767,698,266

NET ASSETS
Beginning of Period	-
End of Period *	$ 767,698,266
*Includes accumulated net investment loss of:	$ (5,325,267)

SHARE ACTIVITY
Class A:
Shares Sold	40,577,842
Shares Reinvested	10,964
Shares Redeemed	(2,296,414)
Net increase in shares of beneficial interest outstanding	38,292,392

Class C:
Shares Sold	1,170,059
Shares Redeemed	(23,249)
Net increase in shares of beneficial interest outstanding	1,146,810

Class I:
Shares Sold	44,550,201
Shares Reinvested	31,668
Shares Redeemed	(4,239,989)
Net increase in shares of beneficial interest outstanding	40,341,880

(a)	The Altegris Managed Futures Strategy Fund, Class A and Class I commenced operations on August 26, 2010. Class C shares commenced operations on February 1, 2011.

Altegris Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class A		Class C	Class I
	Period Ended		Period Ended	Period Ended
	June 30,		June 30,	June 30,
	2011 (1)		2011 (2)	2011 (1)
Net asset value, beginning of period	$ 10.00		$ 10.53	$ 10.00

Income (loss) from investment operations:
Net investment loss (3)	(0.31)		(0.18)	(0.29)
Net realized and unrealized loss on investments	(0.05)		(0.76)	(0.04)
Total from investment operations	(0.36)		(0.94)	(0.33)

Less distributions from:
Net investment income	(0.03)		-	(0.04)
Net realized gains	(0.00)	(4)	-	(0.00)	(4)
Total distributions	(0.03)		-	(0.04)

Redemption fees collected (4)	0.00		0.00	0.00

Net asset value, end of period	$ 9.61		$ 9.59	$ 9.63

Total return (5,6)	(3.58)%		(8.93)%	(3.34)%

Net assets, at end of period (000s)	$ 368,155		$ 11,002	$ 388,542

Ratios including the expenses and income of AMFS:
Ratio of gross expenses to average net assets (7,8)	3.90%		4.67%	3.63%
Ratio of net expenses to average net assets (8)	3.86%		4.61%	3.60%
Ratio of net investment loss to average net assets (8)	(3.67)%		(4.48)%	(3.37)%

Ratio excluding the expenses and income of AMFS:
Ratio of gross expenses to average net assets (7,8)	2.04%		2.80%	1.78%
Ratio of net expenses to average net assets (8)	2.00%		2.75%	1.75%
Ratio of net investment loss to average net assets (8)	(1.82)%		(2.64)%	(1.53)%

Portfolio Turnover Rate (6)	333%		333%	333%

(1) The Fund's Class A and Class I shares commenced operations August 26, 2010.
(2) The Fund's Class C shares commenced operations February 1, 2011.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(6) Not annualized.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8) Annualized for periods less than one full year.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2011

1.

ORGANIZATION

The Altegris Managed Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund commenced operations on August 26, 2010. The Fund’s primary investment objective is to achieve positive absolute returns in rising and falling equity markets. The Fund’s secondary investment objective is to achieve its primary investment objective with less volatility than major equity market indices.

The consolidated financial statements of the Fund include AMFS Fund Limited (“AMFS”), a wholly-owned and controlled subsidiary. AMFS invests in the global derivatives markets through the use of a separate controlled foreign corporation (“CFC”), Alternative Strategies Limited Fund (“ASL”).  ASL, a wholly–owned subsidiary, is a closed-ended fund incorporated as an exempted company under the Companies Law of the Cayman Islands on July 7, 2010 and is a disregarded entity for US tax purpose. ASL uses one or more proprietary global macro trading programs (“global macro programs”), which are often labeled "managed futures" programs in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisors (“CTAs”) registered with the U.S. Commodity Futures Trading Commission. Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments.

The Fund offers Class A, Class C and Class I shares. As of February 1, 2011, with the previous approval of the Board of Trustees (the “Board”) Class C shares were added to the Fund.  Class C and Class I shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Purchases greater than $1 million are subject to a 1% contingent deferred sales charge (“CDSC”) on redemptions made within 18 months of purchase.  All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase.  Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES AND CONSOLIDATION OF SUBSIDIARY

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Options and Futures shall be valued at the close price at 4pm eastern time on the valuation date. Forward foreign exchange contract are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (“Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations with remaining maturities in excess of sixty days are valued at current

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

market prices by an independent pricing service approved by the Board.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments
Notes and Bonds	$ -	$ 9,998,000	$ -	$ 9,998,000
Commercial Paper	-	200,991,785	-	200,991,785
Discount Agency Notes	-	354,597,433	-	354,597,433
Purchase options	3,366	-	-	3,366
Total Investments	$ 3,366	$ 565,587,218	$ -	$ 565,590,584
Derivative
Futures *	9,706,936	-	-	9,706,936
Forward currency exchange contracts	-	522,773	-	522,773
Derivative Total	9,706,936	522,773	-	10,229,709
Total	$ 9,710,302	$ 566,109,991	$ -	$ 575,820,293

Liabilities
Derivatives
Written options	(7,250)	-	-	(7,250)
Futures *	(10,062,583)	-	-	(10,062,583)
Forward currency exchange contracts	-	(289,149)	-	(289,149)
Total	$ (10,069,833)	$ (289,149)	$ -	$ (10,358,982)

*Cumulative appreciation (depreciation) of futures contracts is reported in the above table. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Fund did not hold any Level 3 securities during the period.

There were no significant transfers into and out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid at least annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2011. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, AMFS is an exempted Cayman investment company. AMFS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AMFS is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, AMFS net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the period ended June 30, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, Options, Futures and Foreign Exchange Contracts amounted to $0 and $0, respectively. For the period ended June 30, 2011, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $225,859,629 and $215,862,170 respectively.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

During the normal course of business, the Company purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Market risk Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund.  The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments.  The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements.  All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income.  The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the schedule of investments.

Counterparty risk Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation.  A concentration of counterparty risk exists in that the majority of the Fund’s cash is held at the Broker.  The Fund could be unable to recover assets held at the Prime Broker, including assets directly traceable to the Fund, with Newedge Group, (the “Prime Broker”) the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

 Liquidity risk Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments.  Liquidity risk may result in an inability to sell investments quickly at close to fair value.  The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid.  As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency risk The Fund invests in financial instruments and enters into transactions that are denominated in currencies other than its functional currency.  Consequently, the Fund is exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD.  The Fund’s currency risk is managed on an ongoing basis by the various CTAs in accordance with policies and procedures in place and may consider hedging significant foreign currency exposure should the need arises.

Futures and forwards - Futures and forward contracts are commitments either to purchase or sell a designated financial instrument, currency, commodity or an index at a specified future date for a specified price and may be settled in cash or another financial asset. Futures are standardized exchange-traded contracts whereas forwards are individually traded over- the-counter contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Futures contracts have little credit risk because the counterparties are futures exchanges. Forward contracts result in credit exposure to the counterparty.

Futures and forward contracts both result in exposure to market risk based on changes in market prices relative to contracted amounts. Market risks arise due to the possible movement in foreign currency exchange rates, indices, and securities’ values underlying these instruments. In addition, because of the low margin deposits normally required in relation to notional contract sizes, a high degree of leverage may be typical of a futures or forward trading account. As a result, a relatively small price movement in an underlying of a futures or forward contract may result in substantial losses to the Fund. While forward contracts are generally subject to liquidity risk, futures trading may also be illiquid. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Fund could be prevented from promptly liquidating unfavourable positions and thus could be subject to substantial losses.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

As of June 30, 2011 the following Forward Currency Exchange contracts were open:

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The number of option contracts written and the premiums received by the Fund for the year ended June 30, 2011, were as follows:

The amounts of derivative instruments disclosed, on the Consolidated Portfolio of Investments at June 30, 2011 is a reflection of the volume of derivative activity for the Fund.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2011:

Location on the Statement of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Receivable for futures contracts	Payable for futures contracts
Interest contracts		Payable for futures variation margin
Options written at Value
Currency	Unrealized appreciation on forward currency exchange contracts	Unrealized depreciation on forward currency exchange contracts

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2011:

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Portfolio of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended June 30, 2011:

Derivative Investment Type

Location of Gain (Loss) on Derivatives

Equity/Currency/Commodity/

Net realized gain (loss) from futures contracts

    Interest rate contracts

Net realized gain (loss) from forward foreign currency exchange contracts

Net realized gain (loss) from option contracts purchased

Net realized gain (loss) from option contracts written

Appreciation (depreciation) on futures contracts

Appreciation (depreciation) on forward foreign currency exchange contracts

Appreciation (depreciation) on options contracts written

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the period ended June 30, 2011:

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

4. INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

The business activities of the Fund, are overseen by the Board which is responsible for the overall management of the Fund. Altegris Advisors, L.L.C., serves as the Fund’s investment advisor (the “Advisor”). Prior to May 16, 2011, Rodney Square Management Corporation served as the sub-advisor to the fund.  After May 16, 2011 the Advisor assumed all responsibilities until the close of business on June 29, 2011, pursuant to a sub-advisory agreement, previously approved by the Board, J.P. Morgan Investment Management, Inc. (the “Sub-Advisor”) assumed the role of sub-advisor. The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the following annual rates: 1.50% on the first $1 billion, 1.40% on net assets greater than $1 billion and less than or equal to $1.5 billion, 1.30% on net assets greater than $1.5 billion and less than or equal to $2 billion, 1.20% on net assets greater than $2 billion and less than or equal to $2.5 billion,  1.10% on net assets greater than $2.5 billion and less than or equal to $3 billion and 1.00% on net assets greater than $3 billion. Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, the Sub-Advisor is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets. The Sub-Advisor is paid by the Advisor not the Fund.

The Fund's advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least December 31, 2011, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses (ASL) or extraordinary expenses such as litigation) will not exceed 2.00%, 2.75% and 1.75% of the daily average net assets attributable to each of the Class A, Class C and Class I shares, respectively. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.   For the period ended June 30, 2011, the Advisor waived fees in the amount of $96,247 that may be recaptured through June 30, 2014.

During the period ended June 30, 2011, ASL engaged Winton Capital Management (Winton), Altis Partners Limited (Altis), Welton Investment Corporation (Welton), Abraham Trading Company (Abraham), Quantitative Investment Management (OIM); each a CTA, to provide advisory services.

Pursuant to the terms of the Advisory Agreement with ASL, Altis, Abraham, Welton and Winton are entitled to receive a management fee in arrears on a quarterly basis in respect of certain advisory and controlling services to each of the respective CTA portfolios. Such fee is accrued on a twice a week basis equal to 1% of the Total Account Trading Level. The Total Account Trading Level is defined as net assets value of the CTA portfolio plus notional funds allocated to the CTA portfolio on a twice a week basis. The total management fee charged to ASL for the period ended June 30, 2011 were $2,294,552 of which $1,261,297 were payable at end of the period.

The CTAs are entitled to receive an Incentive fee in respect of each of the CTA portfolios. Pursuant to Advisory Agreements, Altis, Abraham, Welton and Winton received an Incentive fee equal to 20% of the Vested Trading Profits at the end of each quarter and QIM received an Incentive fee equal to 28% of the quarterly Vesting Trading Profits. Vested Trading Profits refers to the realized and change in unrealized profits and losses during the quarter which result from the CTA trading less the aggregate of previous periods’ profits, brokerage commissions and fees, management fees payable and all administrative and operational expenses allocable to respective CTA’s portfolio. The total Incentive fees charged to ASL for the period ended June 30, 2011 were $2,512,105 of which $60,275 were payable at end of period.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to Class A and Class C shares, respectively. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the period ended June 30, 2011, pursuant to the Plan, Class A and Class C shares paid $255,653 and $18,778, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C and Class I shares. The Distributor is an affiliate of GFS. During the period ended June 30, 2011, the Distributor received $573,892 in underwriting commissions for sales of Class A shares, of which $93,449 was retained by the principal underwriter or other affiliated broker-dealers.

The Fund pays its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the audit committee its pro rata share of an additional $2,500 per quarter.   The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The administration of ASL is performed by Maples Fund Services (Cayman) Limited (the “Administrator”). Pursuant to the terms of the Administration Agreement with ASL, the Administrator receives a recurring fee accrued on a twice a week basis as a percentage of the net asset value of ASL prior to subscriptions issued, and before any management fees accrued. Such fee is paid quarterly in arrears. The fee is subject to a monthly minimum charge of $28,750 per month for the first 6 months, $33,125 per month for the next 6 months and $37,500 per month thereafter.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting and transfer agency services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain break points. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 per annum or

-

10 basis points or 0.10% per annum on the first $100 million in net assets

-

8 basis points or 0.08% per annum on the next $150 million in net assets

-

6 basis points or 0.06% per annum on the next $250 million in net asset *

-

4 basis points or 0.04% per annum on the next $500 million in net assets *

-

3 basis points or 0.03% per annum on the next $1 billion in net assets *

-

2 basis points or 0.02% per annum on net assets greater than $2 billion *

   *  Effective June 1, 2011, pursuant to the approval of the Board, additional break points were added.

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $27,000 plus $6,000 for each additional share class above one, plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets of $100 million to $500 million *

-

0.5 basis points or 0.005% on net assets greater than $500 million *

*  Effective June 1, 2011, pursuant to the approval of the Board, additional break points were added.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges. The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts. Prior to June 1, 2011, pursuant to the approval of the Board, the greater of the annual minimum or per account charges was: $18,000 per class and the per account charge was $16.00 for open accounts and $2.00 for closed accounts.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended June 30, 2011, the Fund incurred expenses of $18,901 for compliance services pursuant to the Trust’s Agreement with NLCS.  Such fees are included in the line item marked “Compliance officer fees” on the Statement of Operations in this shareholder report.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the period ended June 30, 2011, GemCom collected amounts totaling $13,242 for EDGAR and printing services performed.   Such fees are included in the line item marked “Printing and Postage Expenses” on the Statement of Operations in this shareholder report.

5.   REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs.  For the period ended June 30, 2011, Class A, Class C and Class I assessed redemption fees in the amounts of $5,892, $50 and $15,588, respectively.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

As of June 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Permanent book and tax differences, primarily attributable to non-deductible expenses, net operating losses, return of capital, and adjustments for the CFC and short-term capital gains, resulted in reclassification for the period ended June 30, 2011 as follows: a decrease in paid in capital of $5,299,109; a decrease in accumulated net investment losses of $5,422,579; and an increase in accumulated net realized loss from security transactions of $123,470.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

7.  NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

of Northern Lights Fund Trust:

We have audited the accompanying consolidated statement of assets and liabilities of Altegris Managed Futures Strategy Fund (the Fund), including the consolidated portfolio of investments, as of June 30, 2011, and the related consolidated statement of operations and the consolidated statement of changes in net assets for the period August 26, 2010 (commencement of operations) to June 30, 2011, and the consolidated financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and broker. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Altegris Managed Futures Strategy Fund as of June 30, 2011, the consolidated results of its operations and the consolidated changes in its net assets for the period August 26, 2010 (commencement of operations) to June 30, 2011, and its consolidated financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

August 29, 2011

Altegris Managed Futures Strategy Fund

EXPENSE EXAMPLES (Unaudited)

June 30, 2011

As a shareholder of the Altegris Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Managed Futures Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period begining January 1, 2011 and ending June 30, 2011.

Table 1.  Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading  “Expenses Paid During Period”.

Table 2.  Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Managed Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Table 1. Annualized	Beginning	Ending	Expenses Paid
Actual Expense	Account Value	Account Value	During Period **
Expenses Ratio	1/1/2011	6/30/2011	1/1/2011 – 6/30/11
Class A 3.86%	$1,000.00	$918.70	$18.36
Class C * 4.61%	$1,000.00	$910.70	$18.10
Class I 3.60%	$1,000.00	$919.80	$17.14
Table 2.
	Beginning	Ending	Expenses Paid
Hypothetical ***	Account Value	Account Value	During Period ****
(5% return before expenses)	1/1/2011	6/30/2011	1/1/2010 – 6/30/11
Class A 3.86%	$1,000.00	$1,005.65	$19.20
Class C 4.61%	$1,000.00	$1,001.93	$22.88
Class I 3.60%	$1,000.00	$1,006.94	$17.91

  *        From February 1, 2011 (commencement of Class C shares) to June 30, 2011.

              **    Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365). For Class C shares expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (150) divided by the number of days in the fiscal year (365).

***   Please note that while Class C commenced operations on February 1, 2011, the hypothetical expenses paid during the period reflect projected activity for the full six month period for the purposes of comparability. This projection assumes that annualized expense  ratios were in effect during the period January 1, 2011 to June 30, 2011.

**** Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Altegris Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2011

Approval of Advisory Agreement –Altegris Managed Futures Strategy Fund

In connection with a regular meeting held on June 17, 2010, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris” or the “Advisor”) and the Trust, on behalf of Altegris Managed Futures Strategy Fund (“Altegris Managed” or the “Fund”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of the Advisor; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of the Advisor regarding the Fund’s investment strategies.  The Trustees discussed the extent of the Advisor’s research capabilities and the experience of its Fund management personnel.  The Trustees concluded that the Advisor has the ability to provide a level of service consistent with the Board’s expectations.

 Performance.  Because the Fund has not yet commenced operations, the Trustees could not consider the investment performance of the Fund.  However, the Board, including the Independent Trustees, considered the Advisor’s performance data of trading advisors that the Advisor believes are representative of the underlying investments in which the Advisor will invest.  The Board concluded that the Advisor’s has potential to deliver favorable performance.

 Fees and Expenses.  The Board noted that the Advisor would charge a 1.50% annual advisory fee based on the average net assets of the Fund.  The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the quality of the services the Fund expected to receive from the Advisor and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  It was the consensus of the Board that based on the anticipated size of Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration.

 Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Advisor in connection with the operation of the Fund, based on the materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by the Advisor from other activities related to the Fund. The Trustees concluded that because of the Fund’s expense limitation agreement and its expected asset levels, they were satisfied that the Advisor’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion.  Having requested and received such information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of each Trust and the shareholders of the Fund.

Approval of Advisory Agreement –Altegris Managed Futures Strategy Fund

In connection with a meeting held on November 3, 2010, the Board of the Trust, including a majority of the Independent Trustees, deliberated whether to approve the New Management Agreement between the Trust and Altegris. In determining to approve the New Management Agreement, the Trustees considered written materials provided by Altegris and the Trust’s administrator (the “Report”) that had been provided to the Board prior to the meeting.  The following summarizes the Trustees’ review process and the information on which their conclusions were based:

The Trustees noted that they had last reviewed information related to Altegris and the Fund in the context of approving the Initial Management Agreement at a meeting on June 17, 2010.

 Nature, Extent and Quality of Services.  The Trustees noted that the day-to-day operations of the Fund had not changed since the Initial Management Agreement was approved and were not anticipated to change.  The Board considered that, under the terms of the New Management Agreement, Altegris, subject to the supervision of the Board, would continue to provide the Fund with investment advice and supervision and would continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund.

Performance.  As to the Fund’s performance, the Board noted that, as a newly organized fund, the Fund had not yet developed an investment track record that would afford a meaningful basis of comparison with the funds in its peer group or other performance benchmarks.  The Trustees did review information included in the Report regarding the investment performance of various pooled investment vehicles pursuing similar investment strategies as the Fund and that are managed by affiliates of Altegris.  Based on this review, the Trustees concluded that they were satisfied with the Fund’s performance.

Fees and Expenses.  The Board noted that Altegris' fees for managing the Fund had not changed since the Initial Management Agreement was approved.  The Board noted that Altegris' fees are somewhat above the average for a peer group of managed futures funds.  The Board also noted that, after giving effect to the expense limitation agreement by and between Altegris and the Fund, the Fund’s net expense ratio was in line with those of its peer groups of funds.  The Trustees noted that Altegris also receives the benefit of 12b-1 fees. The Board noted that Altegris pays expenses incurred by it in connection with acting as investment advisor, including expenses related to all employees, office space, and facilities.  In addition, the Board considered that Altegris pays all advertising, promotion, and other expenses incurred in connection with the distribution of the Fund’s shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.  Finally, the Trustees noted that Altegris had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of a Fund’s investment policies and limitations, as well as federal securities laws.  The Trustees concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the Fund under the Initial Management Agreement and did not expect them to change under the New Management Agreement.

Profitability.  As to the costs of the services to be provided and the profits to be realized by Altegris, the Trustees reviewed Altegris' analysis of its profitability and its financial condition as of September 30, 2010 and noted that Altegris had agreed to cap the Fund’s expenses and had paid significant amounts to the Fund since its inception to maintain that expense cap for the benefit of shareholders.  Based on their review, the Trustees concluded that they were satisfied that Altegris' level of profitability from its relationship with the Fund would not be excessive.

Economies of Scale. The Trustees noted that the New Management Agreement, as is the case with the Initial Management Agreement, would not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Altegris to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets.  However, the Trustees recognized that the Fund had not yet reached asset levels where Altegris could realize significant economies of scale and thus a discussion regarding economies of scale was not relevant at that time.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

Conclusion. As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Management Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Management Agreement and voted to recommend it to shareholders for approval.

Altegris Managed Futures Strategy Fund

TRUSTEES AND OFFICERS (Unaudited)

June 30, 2011

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below began during the year 2005 and will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee
L. Merill Bryan (66) Trustee since 2005 Retired. Held various positions including, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company)(1966-2005) Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund	90
Anthony J. Hertl (61) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007-May 2010); Greenwich Advisors Trust (2007 - Feb 2011); Global Real Estate Fund and World Funds Trust	90
Gary W. Lanzen (57) Trustee since 2005 Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2010); Partner, Orizon Group, Inc. (a financial services company)(2002-2006). Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund	90
Mark H. Taylor (47) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); Member, Auditing Standards Board, AICPA (since 2008). Other Directorships: Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)	90
Interested Trustees and Officers
Michael Miola** (58) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC. (since 2003) Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Constellation Trust Co.	90

Altegris Managed Futures Strategy Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

June 30, 2011

Interested Trustees and Officers (Continued)
Name (Age) Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee

Andrew Rogers (41)

450 Wireless Blvd.; Hauppauge, NY  11788

President since June 2006

President and Manager, Gemini Fund Services, LLC (since 2006); formerly Senior Vice President and Director of Administration (2001- 2005); Formerly Manager, Northern Lights  Compliance Services, LLC (2006-2008); Manager (since March 2006) and President (since 2004), GemCom LLC

Other Directorships: N/A

N/A

Kevin E. Wolf (41)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004). Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

Other Directorships: N/A

N/A

James P. Ash (34)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2011

Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).

Other Directorships: N/A

N/A

James Colantino (41)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2006

Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.

Other Directorships: N/A

N/A

Erik Naviloff (42)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2009

Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.

Other Directorships: N/A

N/A

Richard Gleason (33)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2010

Manager of Fund Administration, Gemini Fund Services, LLC (since 2008);

Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).

Other Directorships: N/A

N/A
Interested Trustees and Officers (Continued)
Name (Age) Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee

Dawn Borelli (38)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2010

Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).

Other Directorships: N/A

N/A

Lynn Bowley (52)

Chief Compliance Officer since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Other Directorships: N/A

N/A

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC .

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-772-5838.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR

Altegris Advisors, L.L.C

1200 Prospect Street, Suite 550

La Jolla, CA 92037

SUB-ADVISOR

J.P. Morgan Investment Management, Inc.

270 Park Avenue

New York, NY 10017

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $18,000

(b)

Audit-Related Fees

2011 -  None

(c)

Tax Fees

2011 - $9,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - $9,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/8/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/8/11

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/8/11